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USAA FIRST START GROWTH FUND
SUPPLEMENT DATED SEPTEMBER 30, 2011
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2010

This supplement describes important changes affecting the USAA First Start Growth Fund (the Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (the Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-USAA (8722).

New Investment Subadvisory Arrangement

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). Earlier this year, Credit Suisse Asset Management (Credit Suisse), the Fund's subadviser, announced its intention to discontinue management of certain equity strategies, including the strategy managed on behalf of the Fund, effective September 30, 2011. As a result of Credit Suisse's departure, IMCO recommended that the Fund's Board approve a new subadvisory agreement (Subadvisory Agreement) between IMCO and Quantitative Management Associates, LLC (QMA). On September 20, 2011, following a review of QMA's capabilities and Subadvisory Agreement, the Fund's Board approved the new Subadvisory Agreement.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2010, IS REVISED AS FOLLOWS.

Delete the reference to Credit Suisse Asset Management, LLC (Credit Suisse) under the section entitled SUBADVISER(S) on page 8 of the Prospectus and replace with the following:

Quantitative Management Associates, LLC (QMA)

Delete the reference to CREDIT SUISSE under the section entitled PORTFOLIO MANAGER(S) on page 8 of the Prospectus and replace with the following:

QMA

Margaret S. Stumpp, Ph.D., is the Chief Investment Officer of QMA.  She has managed the fund since October 2011.

Peter Xu, Ph.D., is a Managing Director of QMA.  He has managed the fund since October 2011.

Daniel Carlucci is a Vice President of QMA.  He has managed the fund since October 2011.

Stacie Mintz is a Principal of QMA.  She has managed the fund since October 2011.

Delete the response to the question "How are the decisions to buy and sell equity portfolio securities made?" found on page 12 of the Prospectus and replace with the following:

With respect to the portion of the Fund’s assets invested in domestic equity securities by QMA, decisions are made by the stock selection discipline. Each day, QMA’s proprietary quantitative stock selection models calculate an expected alpha for each stock in QMA’s selection universe. The Fund is constructed using an optimization algorithm that attempts to maximize expected alpha for any level of expected long-run active risk, subject to various factor and liquidity constraints. The optimization process generates a basket of recommended trades that are reviewed by a senior member of the team before trading.

Recommended buy and sell transactions, in turn, are those transactions that move the current Fund toward one of these optimized portfolios. Although the program considers security level risk, it also manages active risk by placing limits on active exposure to a number of common risk factors. It also considers costs associated with any trade and, generally, trades are not recommended unless the improvement in expected return exceeds the cost of implementing the decision (although some trades are recommended for purposes of risk management). To better diversify among available opportunities and limit transactions costs, the Fund is optimized separately.

Delete the fourth and fifth paragraphs on the bottom of page 21 and beginning at the top of page 22 of the Prospectus and replace with the following information.

We have entered into an Investment Subadvisory Agreement with QMA, under which QMA provides day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO.

QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. As of June 30, 2011, QMA managed approximately $81 billion in assets. QMA is compensated directly by IMCO and not by the Fund.

Delete the heading CREDIT SUISSE and the reference to Mika Toikka under the “Portfolio Manager(s)” section on page 23 of the Prospectus and insert the following information.

QMA

QMA typically follows a team approach in the management of its portfolios. It uses a disciplined investment process based on fundamental data, driven by its quantitative investment algorithm. QMA combines the investment insights gained from its original research with the seasoned judgment of its investment professionals. The members of QMA's portfolio management team with primary responsibility for subadvising the domestic portion of the Fund are listed below:

Margaret S. Stumpp, Ph.D., is the Chief Investment Officer of QMA. She is portfolio manager for equity portfolios for institutional investors and mutual fund clients and is extensively involved in quantitative research in asset allocation, security selection, and portfolio construction. Ms. Stumpp joined QMA's predecessor in 1987. She earned a B.A. cum laude with distinction in Economics from Boston University and holds an A.M. and Ph.D. in Economics from Brown University.

Peter Xu, Ph.D., is a Managing Director for QMA, as well as Head of Research and Portfolio Management for domestic Quant Core. He conducts equity market research, the results of which are used in the stock selection process for all Quantitative Core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. He earned a B.S. in Nuclear Physics from Fudan University in Shanghai, an M.A. in Economics from Rice University, and a Ph.D. in Finance from the University of Houston.

Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for QMA. Mr. Carlucci co-manages several large-cap and small-cap core equity portfolios as well as the domestic and international index funds. He also is responsible for directing QMA’s managed account strategies, including its ADR portfolio. He previously served as an Investment Analyst with QMA’s value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. Mr. Carlucci joined QMA's predecessor in 1998 and holds a B.S. in Finance and an M.B.A. in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.

Stacie L. Mintz is a Principal and Portfolio Manager for QMA and a member of the investment committee. Within the quantitative core equity team, she is primarily responsible for overseeing large-cap equity mandates. Previously, she was a member of the asset allocation team, where she was responsible for several retail and institutional portfolios, in addition to a portion of the Prudential Pension Plan. Ms. Mintz joined QMA's predecessor in 1994. She earned a B.A. in Economics from Rutgers University and an M.B.A. in Finance from New York University.

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USAA MUTUAL FUNDS TRUST

Aggressive Growth Fund Shares (USAUX)	Aggressive Growth Fund Institutional Shares (UIAGX)
Growth Fund Shares (USAAX)	Growth Fund Institutional Shares (UUGRX)
Growth & Income Fund (USGRX)	Growth & Income Fund Adviser Shares (USGIX)
Income Stock Fund Shares (USISX)	Income Stock Fund Institutional Shares (UIISX)
Income Fund Shares (USAIX)	Income Fund Institutional Shares (UIINX) and
Income Fund Adviser Shares (UINCX)
Short-Term Bond Fund Shares (USSBX)	Short-Term Bond Fund Institutional Shares (UISBX)
and Short-Term Bond Fund Adviser Shares (UASBX)
Money Market Fund (USAXX)
Science & Technology Fund Shares (USSCX)	Science & Technology Fund Adviser Shares
(USTCX)
First Start Growth Fund (UFSGX)
Intermediate-Term Bond Fund Shares (USIBX)	Intermediate-Term Bond Fund Institutional Shares (UIIBX) and Intermediate-Term Bond Fund Adviser
Shares (UITBX)
High-Yield Opportunities Fund Shares (USHYX)	High-Yield Opportunities Fund Institutional
Shares (UIHIX) and High-Yield Opportunities Fund Adviser Shares (UHYOX)
Small Cap Stock Fund Shares (USCAX)	Small Cap Stock Fund Institutional Shares (UISCX)
Capital Growth Fund (USCGX)
Value Fund Shares (UVALX)	Value Fund Institutional Shares (UIVAX) and
Value Fund Adviser Shares (UAVAX)

SUPPLEMENT DATED SEPTEMBER 30, 2011
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 1, 2010
AS AMENDED AUGUST 25, 2011

All references to Credit Suisse Asset Management, LLC have been deleted from the Statement of Additional Information.

The first paragraph under the subsection "Subadvisory Agreements" on page 44 has been deleted and replaced with the following:

The Manager has entered into Subadvisory Agreements dated October 1, 2011, with Quantitative Management Associates, LLC (QMA); July 21, 2010, with Wellington Management Company, LLP and Winslow Capital Management, Inc.; dated January 11, 2010, with Epoch Investment Partners, Inc. (Epoch); dated December 3, 2007, with The Renaissance Group LLC; dated July 9, 2007, with UBS Global Asset Management (Americas) Inc. (UBS); and dated August 1, 2006, with the other Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund’s assets in accordance with that Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

The paragraph referencing the First Start Growth Fund under the subsection "Subadvisory Agreements" on page 46 have been deleted and replaced with the following:

For the First Start Growth Fund, the Manager has entered into a Subadvisory Agreement with QMA. The Manager (not the Fund) pays QMA a fee in the annual amount of 0.20% on the average daily net assets below $250 million and 0.15% on the average daily net assets above $250 million of the portion of the Fund that QMA manages.

QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients.

The following information has been added to the end of the section "Portfolio Manager Disclosure" on page 52.

QMA

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of September 30, 2011, unless otherwise specified.

NUMBER OF OTHER ACCOUNTS MANAGED	NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
AND ASSETS BY ACCOUNT TYPE	ADVISORY FEE IS BASED ON PERFORMANCE
Registered	Other Pooled	Registered	Other Pooled
Funds	Portfolio	Investment	Investment	Other	Investment	Investment	Other
Managed	Manager	Company	Vehicles	Accounts	Company	Vehicles	Accounts
First Start Growth Fund	# of Accts*	Total Assets	# of Accts*	Total Assets	# of Accts*	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Margaret Stumpp	38 $49.4 B	28 $5.43 B	87 $15.19 B	0	0	0
Dan Carlucci	11 $9.24 B	28 $12.85 B	34 $11.79 B	0	0	0
Peter, Xu, Ph.D.	7 $4.19 B	13 $2.49 B	32 $7.82 B	0	0	0
Stacie Mintz	7 $4.19 B	13 $2.49 B	32 $7.82 B	0	0	0

QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

Conflicts of Interest: QMA is an indirect, wholly owned subsidiary of Prudential Financial, Inc. and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers, and broker-dealers. QMA’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts, and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts formalized annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

 Elimination of the conflict;

➢	Disclosure of the conflict; or

➢	Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers.  QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another.  Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

                 Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations

QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals.  In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

                 Long Only/Long-Short Accounts

QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling.  QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

               Compensation/Benefit Plan Accounts

QMA manages certain funds whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those funds have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an indirect interest in those funds if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential.

                Proprietary Accounts

QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

               Non-Discretionary Accounts or Models

QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

                 Large Accounts

Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income.

               Securities of the Same Kind or Class

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA typically rebalances each portfolio on a regular schedule. QMA seeks to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that portfolios are rebalanced within the expected time frame.

QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded and highly liquid. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to confirm that if it has sold a security short in one portfolio, it did not overweight the same security in another portfolio, so that QMA’s view of a security is consistent across portfolios.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies and other investment advisers.  Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations

                Conflicts Arising Out of Legal Restrictions
QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless QMA and Prudential monitor and restrict purchases. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts.  This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts.  For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period.  Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA’s. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

Compensation: QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus, and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, primarily determined based on such person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. Since 2009, the long-term awards for Investment Professionals below the level of Vice President are in the form of Restricted Stock only. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA’s pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA’s eligible employees for the prior year.

Portfolio Ownership: As of September 30, 2011, no portfolio manager of QMA beneficially owned any shares of the USAA First Start Growth Fund.

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